UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2021

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, BCB Bancorp, Inc. (the “Registrant”), the holding company for BCB Community Bank (the “Bank”), issued a press release announcing that, effective September 15, 2021, the Registrant and the Bank have each appointed Ryan Blake, who also serves as the Corporate Secretary of each company, as Senior Vice President and Chief Operating Officer.

The table below sets forth certain information about Mr. Blake:

Name and Position	Age	Principal Occupation for the Past Five Years	Officer Since	Term Expires
Ryan Blake	31	Vice President & Controller	2016	N/A(1)

(1)	Officers serve at the pleasure of the Board of Directors

There are no arrangements or understandings between Mr. Blake and any other persons pursuant to which Mr. Blake was selected as Senior Vice President and Chief Operating Officer, or Corporate Secretary. Mr. Blake has no family relationship with any other director or executive officer of the Registrant, nor with any person nominated or chosen to serve as a director or executive officer of the Registrant. Mr. Blake is not a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Act”), subject to the requirements of section 15(d) of the Act, or of any company under the Investment Company Act of 1940.

There are no “related party transactions” between Mr. Blake and the Registrant or the Bank that require disclosure.

There are no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Blake is a party, or in which he participates, that were entered into or amended in connection with Mr. Blake being appointed as Senior Vice President and Chief Operating Officer of the Registrant and the Bank.

Neither the Registrant nor the Bank is a party to an employment agreement with Mr. Blake.

A copy of the Registrant’s press release announcing the above-described event is attached as Exhibit 99.1 and is incorporated herein by reference.

On September 28, 2021, the employment of Michael Lesler with the Registrant and the Bank amicably terminated. Mr. Lesler had served as the Executive Vice President and Chief Operating Officer of the Registrant and the Bank.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following Exhibit is attached as part of this report.

Exhibit Number	Description

99.1	Press Release, dated September 28, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: September 28, 2021	By:	/s/ Thomas P. Keating
Thomas P. Keating
Senior Vice President and Chief Financial Officer

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